UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 17, 2011
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers.

The Board of Directors of Alaska Air Group, Inc. (the “Company”) previously approved, subject to stockholder approval, amendments to the Company's 2008 Performance Incentive Plan (the “2008 Plan”) that would (1) increase the number of shares of the Company's common stock that may be delivered pursuant to awards granted under the 2008 Plan by an additional 1,900,000 shares, and (2) extend the Company's authority to grant awards under the 2008 Plan intended to qualify as “performance-based awards” within the meaning of Section 162(m) of the U.S. Internal Revenue Code through the 2016 annual meeting of stockholders. According to the results from the Company's Annual Meeting of Stockholders held on May 17, 2011 (the “Annual Meeting”), the Company's stockholders approved these amendments to the 2008 Plan. The foregoing description of the amendments is qualified in its entirety by reference to the text of the amended version of the 2008 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07.  Submission of Matters to a Vote of Security Holders

(a)    The Company's Annual Meeting of Stockholders was held on May 17, 2011.

(b)    At the Annual Meeting, all nine directors were elected for one-year terms expiring on the date of the Annual Meeting in 2012.  The results of the voting in the election of directors were as follows:

Proposal 1.  Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
William S. Ayer	30,079,282	570,587	20,650	2,484,320
Patricia M. Bedient	30,589,688	58,394	22,437	2,484,320
Marion C. Blakey	30,589,197	59,117	22,205	2,484,320
Phyllis J. Campbell	29,768,965	873,267	28,287	2,484,320
Jessie J. Knight, Jr.	30,593,704	54,572	22,243	2,484,320
R. Marc Langland	30,302,618	346,332	21,569	2,484,320
Dennis F. Madsen	29,774,948	872,382	23,189	2,484,320
Byron I. Mallott	30,302,562	345,199	22,758	2,484,320
J. Kenneth Thompson	29,358,942	1,289,360	22,217	2,484,320
Bradley D. Tilden	30,334,208	314,304	22,007	2,484,320

The results of voting on Proposals 2 through 6 were as follows:

Proposal 2.	A board proposal seeking ratification of the appointment of KPMG LLP as the Company's independent auditor for fiscal year 2011:
Number of Votes
For	33,050,795
Against	58,522
Abstain	45,522

Proposal 3.	A board proposal seeking an advisory vote on the compensation of the Company's Named Executive Officers:

Number of Votes
For	28,930,417
Against	1,713,150
Abstain	26,952
Broker Non-votes	2,484,320

Proposal 4.	A board proposal seeking an advisory vote on the frequency of future advisory votes on the compensation of the Company's Named Executive Officers:

Number of Votes
One year	27,204,829
Two years	41,862
Three years	3,395,439
Abstain	28,389
Broker Non-votes	2,484,320

Proposal 5.	A board proposal seeking an advisory vote on stockholders' right to act by written consent:

Number of Votes
For	11,607,910
Against	19,023,886
Abstain	38,723
Broker Non-votes	2,484,320

Proposal 6.	A board proposal seeking approval of amendments to the 2008 Performance Incentive Plan:

Number of Votes
For	26,270,288
Against	4,364,133
Abstain	36,098
Broker Non-votes	2,484,320

(d)    In light of the voting results on Proposal 4, the Board of Directors has decided that it will include an advisory vote on the compensation of the Company's Named Executive Officers in the proxy materials for its future annual meetings of stockholders on an annual basis until the next required vote on the frequency of future advisory votes on the compensation of the Company's Named Executive Officers, which will occur no later than the Company's annual meeting of stockholders in 2017.

ITEM 9.01. Financial Statements and Exhibits
Exhibit 10.1        Alaska Air Group, Inc. 2008 Performance Incentive Plan, as amended.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 20, 2011

/s/ Keith Loveless
Keith Loveless
Vice President/Legal & Corporate Affairs, General Counsel and Corporate Secretary